SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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ACTIVCARD CORP.

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ACTIVCARD CORP.

6623 Dumbarton Circle

Fremont, California 94555

2004 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING

Dear Stockholder:

ActivCard Corp. (the “Company”) will hold its 2004 Annual Meeting of Stockholders on Monday, August 9, 2004 at 10:00 a.m., local time, at the offices of the Company, located at 6623 Dumbarton Circle, Fremont, California. Stockholders of record at the close of business on July 6, 2004 are entitled to notice of, and to vote at, the meeting. The meeting is being held to take action on the following proposals, described more fully in the accompanying proxy statement:

1.	To elect a Board of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To approve the Company’s 2004 Equity Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004; and

4.	To consider and act upon such other business that may properly come before the meeting.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card. Returning the proxy card does not affect your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors,

Blair Geddes

Secretary

Fremont, California

July 12, 2004

YOUR VOTE IS IMPORTANT. PLEASE RETURN THE ENCLOSED PROXY, EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON. A MAJORITY OF OUR OUTSTANDING SHARES MUST BE REPRESENTED IN PERSON OR BY PROXY AT THE MEETING TO CONSTITUTE A QUORUM.

ACTIVCARD CORP.

6623 Dumbarton Circle

Fremont, California 94555

(510) 574-0100

2004 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

ActivCard Corp. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Monday, August 9, 2004, at 10:00 a.m. local time, at the Company’s headquarters located at 6623 Dumbarton Circle, Fremont, California 94555, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about July 12, 2004.

Only holders of the Company’s common stock as of the close of business on July 6, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their brokerage firm. As of the Record Date, there were 42,455,544 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

If a signed proxy card is received that does not specify a vote or an abstention, the shares represented by that proxy card will be voted:

•	for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement;

•	for the approval of the 2004 Equity Incentive Plan (the “2004 Plan”); and

•	for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004.

The Company is not aware, as of the date of this Proxy Statement, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting:

•	the nine nominees for director who receive the greatest number of votes cast will be elected to the Board of Directors;

•	the proposal to approve the 2004 Plan will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote on the proposal; and

•	the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004 will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote on the proposal.

Abstentions and broker non-votes will have no impact on the election of directors, since these shares will not have been cast in favor of or against any nominee nor will they have any effect on the proposals to approve the 2004 Plan or to ratify the appointment of Deloitte & Touche LLP, since approval of these proposals is based on the number of votes cast affirmatively or negatively.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 6623 Dumbarton Circle, Fremont, California 94555 or attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company may retain a proxy-soliciting firm to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay such firm customary fees, which we do not expect would exceed $25,000, plus expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

Pursuant to the Company’s Bylaws, the Board of Directors has fixed its size at nine persons. The Board has nominated the persons described below for election at the Annual Meeting. All of the nominees, other than John A. Gordon and Richard A. Kashnow, are presently directors of the Company. If elected, each nominee will serve until the 2005 Annual Meeting of Stockholders and until his respective successor is elected and qualified or until his earlier death, resignation or removal.

Set forth below is the name, age and certain biographical information for each nominee for election to the Board at the Annual Meeting.

Name	Age	Principal Occupation and Biographical Information
Yves Audebert	48	Mr. Audebert co-founded ActivCard in 1985 and has served as a director since that time. Mr. Audebert is currently our President and Chief Operating Officer and Vice Chairman of the Board of Directors. Prior to his appointment as President of ActivCard in March 2002, Mr. Audebert served as Chief Technology Officer since 1985. From ActivCard’s inception in 1985, Mr. Audebert has served at times as Chairman, President and Chief Executive Officer. From 1980 to 1985, Mr. Audebert was responsible for developing shipboard fiber optic systems at Thomson-CSF, a French defense company. Mr. Audebert holds an engineering diploma from the École Polytechnique de Paris and an advanced diploma from the École Supérieure des Télécommunications in France.

Name	Age	Principal Occupation and Biographical Information
Ben C. Barnes	58	Mr. Barnes was appointed ActivCard’s Chief Executive Officer and elected to the Board of Directors in May 2004. Previously, Mr. Barnes served as President and Chief Executive Officer of Intraspect Software, a privately held enterprise software company, from February 2003 until December 2003, when Intraspect was acquired by Vignette Corp. Prior to Intraspect, Mr. Barnes was the President and Chief Executive Officer of Sagent Technologies, a public enterprise software company. Before joining Sagent in August 2000, Mr. Barnes served for 8 years as general manager of IBM’s Global Business Intelligence Solutions division. Prior to IBM, Mr. Barnes was Chief Marketing Officer at Teradata, now a division of NCR Corporation, and a Director at Unisys Defense Systems. Mr. Barnes holds a B.A. degree in Marketing/Accounting from Georgia State University.

William Crowell	63	Mr. Crowell was elected to the Board of Directors in February 2003. Mr. Crowell served as President and Chief Executive Officer and as a Director of Cylink Corporation from November 1998 until February 2003. Mr. Crowell joined Cylink in January 1998 as Vice President, Product Development and Strategy. Prior to joining Cylink, Mr. Crowell served as Deputy Director at the National Security Agency from 1994 to 1997. He also served as Vice President of the Atlantic Aerospace Electronics Corporation. Mr. Crowell was appointed a member of the President’s Export Council and Chairman of the Subcommittee on Encryption from 1999 through 2001 and continues to serve as a member of the President’s Export Council Subcommittee on Export Administration. He is a director at ArcSight, Inc. and Broadware Technologies and serves as an advisor and consultant to numerous private security companies in Silicon Valley. Mr. Crowell holds a B.A. degree in Political Science from Louisiana State University.

John A. Gordon	57	General John Gordon, U.S.A.F. (retired) served in the White House as the President’s Homeland Security Advisor from June 2003 until June 2004 and as the Deputy National Security Advisor for Counter Terrorism and the National Director for Counter Terrorism from June 2002 to June 2003. Prior to joining the White House team, General Gordon was the first administrator of the National Nuclear Security Administration and Undersecretary of Energy, responsible for the United States’ nuclear weapons program, serving from June 2000 until June 2002. As an Air Force four-star general, he was the Deputy Director of Central Intelligence from October 1997 until June 2000. General Gordon’s 32-year Air Force career included significant concentration on research and development, strategic planning, missile and space operations, inter-governmental operations, and international negotiations. General Gordon holds an M.S. degree in Physics from the Naval Postgraduate School and an M.A. degree in Business Administration from New Mexico Highlands University.

Clifford Gundle	68	Mr. Gundle joined the Board of Directors of ActivCard in 1999 and has over 40 years of international experience in business ownership and executive positions. Mr. Gundle founded and ran numerous manufacturing and investment companies in South Africa, the United States and the United Kingdom that are or were listed on the Johannesburg, American, London and Irish stock exchanges. Mr. Gundle is a member of the Dean’s Council of Harvard University.

Name	Age	Principal Occupation and Biographical Information
Richard A. Kashnow	62	Mr. Kashnow has been a self-employed consultant since February 2003. From August 1999 until January 2003, Mr. Kashnow served as President of Tyco Ventures, the venture capital arm of Tyco International, Inc., a diversified manufacturing and services company. From October 1995 until its acquisition by Tyco in August 1999, Mr. Kashnow served as Chairman, Chief Executive Officer and President of Raychem Corporation, an electronic components and materials company. Mr. Kashnow held executive positions at the Manville Corporation from 1987 to 1995. From 1970 to 1987, he held technical and general management positions at the General Electric Company. He served as an officer in the U.S. Army from 1968 to 1970. Mr. Kashnow holds a B.S. degree in Physics from Worcester Polytechnic Institute, and a Ph.D. in Solid State Physics from Tufts University. He currently serves as a director on two other public company boards, ParkerVision, Inc. and Ariba, Inc.

Montague Koppel	75	Mr. Koppel joined the Board of Directors of ActivCard in 1998. Since 1982, Mr. Koppel has worked as an international legal consultant. Previously, Mr. Koppel was a trial and commercial lawyer in South Africa and served on the Board of Directors of Flextech plc from 1986 until its merger with Telewest plc in 2001.

James E. Ousley	58	Mr. Ousley joined the Board of Directors of ActivCard in 1996. He served as the President and Chief Executive Officer of Vytek Wireless Corporation from 2000 until Vytek’s merger with CalAmp in April 2004. From September 1991 to August 1999, Mr. Ousley served as President and Chief Executive Officer of Control Data Systems before it was acquired by British Telecommunications in August 1999. From 1968 to 1999, Mr. Ousley held various operational and executive roles at Control Data Corporation (renamed Ceridian). Mr. Ousley serves on the Boards of Savvis Communications, Inc., Bell Microproducts, Inc., Norstan, Inc., Datalink, Inc. and CalAmp, Inc. Mr. Ousley holds a B.S. degree from the University of Nebraska.

Richard White	50	Mr. White was elected to the Board of Directors in February 2003. Mr. White is currently a Managing Director at Oppenheimer & Co. Inc. and head of its Private Equity Investment Department. Mr. White served as President of Aeolus Capital Group LLC, a private investment management company, from 2003 until mid-2004. From 1985 until 2002, Mr. White served as a Managing Director of CIBC Capital Partners as well as a Managing Director and General Partner of its predecessor by acquisition, Oppenheimer and Co., Inc. Mr. White is a certified public accountant and holds an undergraduate degree in Economics from Tufts University and an M.B.A. degree in Finance and Accounting from the Wharton Graduate School of the University of Pennsylvania. Mr. White also serves as a director of G-III Apparel Group, Ltd. and Escalade Inc.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.    In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “Audit Committee Financial Expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and industry, and willingness and ability to devote adequate time to Board duties.

Stockholder Nominees.    The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2005 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.    The Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Nominating Committee recommended that each of the current directors be nominated for reelection. The two nominees for election at the Annual Meeting who are not currently serving on the Board were initially recommended by independent directors. No third-party search firms were used to identify candidates for election at the Annual Meeting.

DIRECTOR COMPENSATION

Director Compensation

In May 2003, the Board of Directors approved a plan to compensate non-employee directors for service on the Board and committees of the Board of which they are members. This plan provides non-employee directors with quarterly retainer and meeting participation fees as follows:

Quarterly retainer fees:
Chairman of the Board	$15,000
Non-employee director (other than Chairman of the Board)	$3,000
Chairman of a standing committee of the Board	$1,250

Board meeting participation fees:
In person attendance	$2,000
Telephonic participation	$500

Committee meeting participation fees:
In person attendance	$500
Telephonic participation	$250

In 2003, William Crowell and Richard White received meeting participation fees totaling $1,500 and $2,000, respectively, for service on a special committee of the Board formed to advise on a prospective strategic transaction.

In February 2004, following the resignation of George Garrick as the Company’s Chief Executive Officer, the Board formed a special committee, comprised of William Crowell and James E. Ousley, to assist the Company’s executive management team on strategic and operational matters until a new Chief Executive Officer could be appointed. For their service as members of the special committee until the appointment of Ben Barnes as Chief Executive Officer in May 2004, Messrs. Crowell and Ousley each received fees totaling $40,000. Mr. Crowell received an additional $15,000 for serving as chairman of the special committee during this time.

The Company has granted non-employee directors options to purchase shares of the Company’s common stock under our 2002 Stock Option Plan. In fiscal 2003, the Company granted the following options to directors serving in the capacities set forth below. All of these options were granted with an exercise price equal to the fair market value of our common stock on the date of grant and these options vest and become exercisable with respect to 25% of the shares on the first anniversary of the grant date and then ratably on a monthly basis over the next three years with respect to the remaining shares.

Grant to each non-employee director	10,000
Grant to Chairman of the Board	30,000
Grant to Chairman of each standing committee of the Board	10,000

In connection with their initial appointment to the Board in February 2003 and their appointment as the chairmen of the Audit and Compensation Committees, respectively, we also granted Messrs. Crowell and White each an option to purchase 55,000 shares of common stock at an exercise price equal to the fair market value of our common stock on the date of grant. These options vest and become exercisable monthly over a four-year period.

Upon their election to the Board at the Annual Meeting, we intend to grant Messrs. Gordon and Kashnow each an option to purchase 50,000 shares of common stock at an exercise price equal to the fair market value of our common stock on that date. These options will be granted under our 2002 Stock Option Plan or the 2004 Plan, if that plan is approved at the Annual Meeting, and will vest and become exercisable monthly over a four-year period.

We expect to continue to compensate our non-employee directors with equity awards in the future. These awards may be in the form of stock options or, if the 2004 Plan is approved at the Annual Meeting, this equity compensation may be made in any form permitted under that plan.

BOARD MEETINGS AND COMMITTEES

The Board of Directors currently has standing an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The principal functions of each of these committees are described below. The Company’s Board of Directors met 13 times during fiscal 2003 and each member of the Board attended 75% or more of the meetings of the Board and the committees on which he served.

The Board has determined that all directors, other than Messrs. Audebert and Barnes, are “independent” under current rules promulgated by the Nasdaq Stock Market.

Audit Committee.    The Audit Committee currently consists of Mr. White (chairman) and Messrs. Koppel and Ousley. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. White qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Securities and Exchange Commission.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its registered public accounting firm.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached to the Company’s proxy statement for the 2003 Annual Meeting of Stockholders.

Compensation Committee.    The Compensation Committee currently consists of Mr. Crowell (chairman) and Messrs. Gundle, Koppel and Ousley. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market.

The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

The Compensation Committee operates under a written charter adopted by the Board of Directors.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Mr. Ousley (chairman) and Messrs. Crowell and Koppel, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market.

The Nominating Committee’s responsibilities include identifying and approving individuals qualified to serve as members of the Board of the Company, selecting director nominees for each annual meeting of stockholders, evaluating the Board’s performance, developing and recommending to the Board corporate governance guidelines and providing oversight with respect to corporate governance and ethical conduct.

The Nominating Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Annex A.

COMMUNICATIONS WITH DIRECTORS

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary of the Company, ActivCard Corp., 6623 Dumbarton Circle, Fremont, California 94555. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Nominating and Corporate Governance Committee.

The Company has a policy of encouraging all directors to attend each annual meeting of stockholders. Two of our directors attended the 2003 Annual Meeting of Stockholders. We expect more directors will attend the 2004 Annual Meeting of Stockholders, which has been scheduled on a day that the Board will be holding a regular meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our Compensation Committee and any member of any other company’s board of directors or Compensation Committee.

EXECUTIVE OFFICERS

Our current executive officers and their respective positions are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table. Executive officers serve at the discretion of the Board.

Name	Age	Position
Ben C. Barnes	58	Chief Executive Officer
Yves Audebert	48	President and Chief Operating Officer
Blair Geddes	40	Chief Financial Officer
Frank Bishop	49	Senior Vice President, Global Sales and Marketing
Dominic Fedronic	41	Senior Vice President, Engineering

Blair Geddes joined ActivCard in October 2000 and was appointed Chief Financial Officer in January 2001. From November 1998 to October 2000, Mr. Geddes served as Vice President, Finance and Chief Financial Officer of the Network Access Product Unit of Ericsson Data Networks and IP Services. From December 1995 to October 1998, Mr. Geddes served as Vice President, Finance, Chief Financial Officer and Corporate Secretary of Advanced Computer Communications, a supplier of Network Access Equipment. From January 1990 to November 1995, Mr. Geddes served in various senior financial roles at Newbridge Networks, a leading supplier of ATM switches and digital networking products. Mr. Geddes is a Chartered Accountant and holds a Bachelor’s degree in Business Administration from Brock University, St. Catharine’s, Canada.

Frank Bishop was appointed Senior Vice President of Marketing in December 2003 and became our Senior Vice President of Global Sales and Marketing in February 2004. Prior to joining ActivCard, Mr. Bishop served as Vice President and General Manager at Siebel Systems, architecting and managing the Siebel Industry Sector vertical solutions and services offerings. Mr. Bishop previously held multiple senior executive management positions at Oracle Corporation from 1989 to 2001, including his most recent roles as Vice President of the Industry Applications Division and of the Federal Products Division. He has worked extensively with the U.S. and international governments, as well as with large enterprises, channel and OEM partners. Mr. Bishop has more than 20 years experience in the computing industry, and has also held senior management positions at Wang Laboratories, Honeywell Information Systems and Gillette.

Dominic Fedronic joined ActivCard in November 1995 and is currently serving as Senior Vice President, Engineering. Mr. Fedronic has served in various roles at ActivCard, including Technical Manager, Technical Support Manager and Sales Consultant. From 1992 to 1995, Mr. Fedronic served in various senior sales engineering, solutions engineering and technical support positions at Société Force-Informatique S.A. From 1987 to 1992, Mr. Fedronic served as Research Assistant in the Data Analysis Group in a European Molecular Biology Laboratory. Mr. Fedronic holds a Master’s degree in Telecommunications Engineering from Paris-Nord University, France.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding ownership of our common stock as of June 30, 2004 (unless indicated otherwise below where information is based on filings with the Securities and Exchange Commission) by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the named executive officers (defined below), and (d) all current directors and executive officers as a group. The information in this table is based solely on information provided to the Company or on statements in filings made with the Securities and Exchange Commission.

	Shares Beneficially Owned and Shares Underlying Options Exercisable within 60 days of June 30, 2004
Name and Address of Beneficial Owner †	Shares (#)	Options and Warrants (#)	Total (#)	Percent of Class (1)
Krevlin Advisors, LLC (2) 650 Madison Avenue, 26th Floor New York, NY 10022	2,900,000	—	2,900,000	6.8%

Chartwell Investment Partners (3) 1235 Westlakes Drive, Suite 400 Berwyn, PA 19312	2,111,016	—	2,111,016	5.0

Directors, director nominees and current named executive officers

Yves Audebert	398,329	560,395	958,724	2.2
Montague Koppel	572,241	57,708	629,949	1.5
Clifford Gundle	399,717	42,708	442,425	1.0
Blair Geddes	15,000	172,141	187,141	*
Dominic Fedronic	17,992	107,680	125,672	*
Ben C. Barnes (4)	110,000	—	110,000	*
James E. Ousley	5,251	55,417	60,668	*
Richard White	—	26,042	26,042	*
William Crowell	—	26,042	26,042	*
Frank Bishop	—	—	—	—
John A. Gordon	—	—	—	—
Richard A. Kashnow	—	—	—	—

All current directors and current executive officers as a group (12 persons)	1,518,530	1,048,132	2,566,662	5.9

Former named executive officers

Steven Humphreys	9,976	598,958	608,934	1.4
George Garrick	—	—	—	—

†	Unless indicated otherwise, the address of each beneficial owner is c/o ActivCard Corp., 6623 Dumbarton Circle, Fremont, California 94555.
*	Less than 1% of the outstanding common stock.
(1)

Applicable percentage of ownership is rounded to the nearest tenth and is based on approximately 42,455,544 shares of common stock outstanding as of June 30, 2004, together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of June 30, 2004 are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown, subject to applicable community property laws.
(2)	Based on Form 13F filed on May 17, 2004 by Krevlin Advisors, LLC, GJK Capital Management, LLC (“GJK”), Glenhill Overseas Management, LLC, Glenhill Capital LP, and Glenhill Capital Overseas Partners Ltd. Glenn J. Krevlin is the managing member and control person of Krevlin Advisors and Glenhill Overseas. Krevlin Advisors is the managing member of GJK and GJK is the general partner and control person of Glenhill Capital. Glenhill Overseas is the investment manager of Overseas Partners.
(3)	Based on Form 13F filed on April 15, 2004 by Chartwell Investment Partners.
(4)	Represents shares of restricted stock purchased by Mr. Barnes pursuant to his employment agreement dated May 29, 2004. These shares are subject to a right of repurchase in favor of ActivCard that will lapse pursuant to a vesting schedule set forth in Mr. Barnes’s employment agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the years ended December 31, 2002 and 2003, the Company had purchases of approximately $2,464,000 and $2,914,000, respectively, from SCM Microsystems, Inc. (“SCM”), a manufacturer of smart card readers. Although SCM is not a single-source supplier to the Company of specific products, the companies shared the services of Steven Humphreys. Mr. Humphreys served as our Chairman and Chief Executive Officer until September 30, 2003 and is the non-executive Chairman of SCM’s Board of Directors. Mr. Humphreys was not compensated for the transactions between the two companies and we believe the terms of these purchases were no less favorable than would have been obtained in an arms’ length transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file with the SEC periodic reports of their ownership and changes in that ownership. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal 2003, all such reports were timely filed, except: (i) reports on Form 4 reporting the receipt of a stock option and the exercise of stock options were not filed timely for James E. Ousley; and (ii) reports on Forms 3 and 4 reporting holdings in Company securities and the receipt of stock options were not filed timely for William Crowell and Richard White.

EXECUTIVE COMPENSATION

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by our former Chief Executive Officers and the four other executive officers who were most highly compensated in the year ended December 31, 2003 (the “named executive officers”).

Summary Compensation Table

		Annual Compensation				Long-term Compensation
Name and Principal Position(s)	Year	Salary	Bonus			Securities Underlying Options (#)	All Other Compensation*
George Garrick (1) Former Chief Executive Officer	2003 2002 2001	$87,490 — —	$	— — —		2,000,000 — —	$84 — —

Steven Humphreys (2) Former Chief Executive Officer	2003 2002 2001	225,000 300,000 51,154		— 255,000 40,000		— — 1,250,000	1,620 3,516 586

Yves Audebert President, Chief Operating Officer	2003 2002 2001	276,380 233,280 264,494		142,500 120,000 216,640	(3)	550,000 — 250,000	1,680 3,036 2,916

Blair Geddes Chief Financial Officer	2003 2002 2001	240,000 194,167 185,000		120,000 120,000 55,500	(3)	100,000 100,000 95,000	1,332 2,592 2,592

Frank Bishop (4) Senior Vide President, Global Sales and Marketing	2003 2002 2001	22,917 — —		11,678 — —		525,000 — —	— — —

Dominic Fedronic Senior Vice President, Engineering	2003 2002 2001	201,666 161,500 156,369		50,000 50,000 30,800		210,000 50,000 —	924 2,100 2,100

*	“All Other Compensation” for each officer consists of premiums paid for term life insurance policies.
(1)	Mr. Garrick joined ActivCard in September 2003 and resigned in February 2004. The options granted to Mr. Garrick expired upon his resignation.
(2)	Mr. Humphreys joined ActivCard in October 2001 and resigned in September 2003.
(3)	Includes balance of 2003 bonuses paid in May 2004.
(4)	Mr. Bishop joined ActivCard in December 2003.

Fiscal 2003 Stock Option Grants

Fiscal 2003 Stock Option Grants

The following table shows the options granted to the named executive officers during fiscal year 2003 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock. The percentage of options granted is based upon an aggregate of 4,050,011 options granted during fiscal year 2003 to employees, including the named executive officers.

Name	Number of Shares Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
							5% ($)	10% ($)
Former named executive officers

George Garrick	1,860,000 140,000	(1) (1)	45.9 3.5%	$7.89 8.95	9/17/13 10/27/13	(1) (1)	$9,229,280 788,005	$23,388,808 1,996,959
Steven Humphreys	—		—	—	—		—	—

Current named executive officers

Yves Audebert	450,000 100,000	(2) (3)	11.1 2.5	7.10 8.95	2/25/13 10/27/13		2,009,318 562,861	5,092,007 1,426,400
Blair Geddes	100,000	(3)	2.5	8.95	10/27/13		562,861	1,426,400
Frank Bishop	525,000	(4)	13.0	7.96	12/18/13		2,628,151	6,660,250
Dominic Fedronic	210,000	(5)	5.2	8.95	10/27/13		1,182,007	2,995,439

(1)	These options did not vest and expired upon Mr. Garrick’s resignation in February 2004.
(2)	The option vests with respect to 112,500 of the shares on the first anniversary of the grant date, and then with respect to 9,375 of the shares monthly thereafter for the next three years.
(3)	The options vest with respect to 33,333 of the shares on each of the fifth, sixth and seventh anniversaries of the grant date. The options will vest earlier in three equal installments if the Company’s common stock trades at or above $20, $30 and $40 per share, in each case for at least 90 consecutive calendar days.
(4)	Represents two options with different vesting schedules. The first option, which is for a total of 300,000 shares, vests with respect to 75,000 of the shares on the first anniversary of the grant date and then with respect to 6,250 of the shares monthly thereafter for the next three years. The second option, which is for a total of 225,000 shares, vests with respect to 75,000 of the shares on each of the fifth, sixth and seventh anniversaries of the grant date. The second option will vest earlier in three equal installments if the Company’s common stock trades at or above $20, $30 and $40 per share, in each case for at least 90 consecutive calendar days.
(5)	Represents two options with different vesting schedules. The first option, which is for a total of 60,000 shares, vests with respect to 15,000 of the shares on the first anniversary of the grant date and then with respect to 1,250 of the shares monthly thereafter for the next three years. The second option, which is for a total of 150,000 shares, vests with respect to 50,000 of the shares on each of the fifth, sixth and seventh anniversaries of the grant date. The second option will vest earlier in three equal installments if the Company’s common stock trades at or above $20, $30 and $40 per share, in each case for at least 90 consecutive calendar days.

Option Exercises and Option Values in Last Fiscal Year

The following table shows information concerning the number and value of exercisable and unexercisable options as of December 31, 2003. The stated value of the unexercised options is based on the difference between the exercise price of each respective option and $7.88, which was the closing price of our common stock on the Nasdaq Stock Market on December 31, 2003. No stock options were exercised by the named executive officers in fiscal 2003.

Name	Number of Shares Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised in-the-money Options at Fiscal Year End ($)
	Exercisable	Unexercisable
Former named executive officers
George Garrick (1)	—	2,000,000	$—
Steven Humphreys (2)	598,958	—	—

Current named executive officers
Yves Audebert	318,750	681,250	517,725
Blair Geddes	117,500	237,500	13,000
Frank Bishop	—	525,000	—
Dominique Fedronic	96,607	252,738	160,963

(1)	Mr. Garrick’s options expired upon his resignation in February 2004.
(2)	Mr. Humphreys’s options will expire if not exercised by September 30, 2004.

Equity Compensation Plan Information

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to the shares of the Company’s common stock that may be issued under our 2002 Stock Option Plan and other equity plans or arrangements.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by stockholders	6,375,321	(1)	$9.89	(2)	1,942,448	(1)
Equity compensation plans not approved by stockholders	2,455,000	(3)	$7.99		—

Total	8,830,321		$9.36		1,942,448

(1)	The Company has reserved a total of 8,600,000 shares of common stock for issuance under its 2002 Stock Option Plan. The total represents 5,923,821 shares issuable upon the exercise of options granted under our 2002 Stock Option Plan (including options assumed following our change in domicile completed February 2003) and 451,500 shares issuable upon the exercise of warrants granted to directors by ActivCard S.A. and assumed by us in connection with our change in domicile.
(2)	Represents a total of 5,923,821 shares issuable upon exercise of outstanding stock options with a weighted-average exercise price of $9.62 and 451,500 shares issuable upon exercise of outstanding director warrants with a weighted-average exercise price of $8.68.
(3)	Represents shares underlying inducement option grants made to our former Chief Executive Officer and Senior Vice President of Global Sales and to our current Senior Vice President of Global Sales and Marketing. As of the Record Date, 2,070,000 of these options have expired and 385,000 remain outstanding.

Employment and Change of Control Arrangements

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Pursuant to an October 2003 employment offer letter, Frank Bishop, Senior Vice President of Global Sales and Marketing, is entitled to receive post-employment termination benefits in the amount of six months’ base salary and accelerated vesting of a portion of his stock options in certain circumstances if his employment is terminated within one year following a change in control of the Company.

Pursuant to a September 2000 employment offer letter, Blair Geddes, Chief Financial Officer, is entitled to receive post-employment termination benefits in the amount of six months’ base salary if he is terminated without cause. In addition, in April 2001, the Board approved an amendment to Mr. Geddes’s offer letter to provide for accelerated vesting of his options in the event that he is terminated following a change in control of the Company.

In April 2003, the Board approved an arrangement pursuant to which Yves Audebert, President and Chief Operating Officer, is entitled to accelerated vesting of his options in the event he is terminated following a change in control of the Company.

Messrs. Humphreys and Garrick, the Company’s former Chief Executive Officers, also had employment agreements that provided them with severance benefits under certain circumstances. Both of these employment agreements have been terminated and the Company has no further obligations thereunder, except that the Company has agreed to pay Mr. Garrick severance benefits for a period of one year from the date his employment terminated.

The Company’s 2002 Stock Option Plan provides that, in the event of a change in control of the Company (as defined), the Compensation Committee or Board may elect to accelerate some or all of the outstanding option awards granted under the plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Compensation Philosophy

The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers and to be responsible for administering the Company’s benefit plans. The Company’s compensation policy for officers is to provide market-based compensation to executives and senior managers, with an emphasis on performance-based cash and equity incentives tied to specific strategic business achievements.

Executive Compensation

Base Salary.    Salaries for executive officers are determined on an individual basis at the time of hire and are set to be competitive with comparable businesses in our industry. Adjustments to base salary are considered annually in light of each officer’s performance, the Company’s performance and compensation levels at other companies within our industry. Based on these considerations, the base salaries paid to our named executive officers increased slightly in 2003. The Compensation Committee expects to consider similar factors again in 2004 in determining whether any changes in our named executive officers’ base salaries are warranted.

Cash Bonus.    Executive officers are eligible to receive annual discretionary cash bonuses at varying levels based on job function, individual performance, achievement of specific goals and milestones and overall Company performance. Bonuses are determined annually based on individual and overall Company performance during the prior year and are typically awarded in the first quarter of the following year. One-half of the bonuses awarded to Messrs. Audebert and Geddes for 2003 were tied to the completion of the Company’s restructuring plan and were paid in May 2004.

Stock Options.    Executive officers are eligible to receive performance-based equity compensation in the form of stock options. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company’s stockholders and encourages executives to continue their employment with the Company. Grants are awarded based on a number of factors, including the Company’s achievement of specific milestones, the individual’s level of responsibility, the amount and term of options already held by the individual, the individual’s contributions to the achievement of Company’s financial and strategic objectives, and industry practices and norms.

Chief Executive Officer Compensation

In September 2003, the Company hired George Garrick to replace Steven Humphreys as our Chief Executive Officer. Mr. Garrick resigned from this position in February 2004. At the time he was named to this position, Mr. Garrick’s base salary was fixed at $350,000 and he was awarded options to purchase up to 2,000,000 shares of our common stock at a price equal to the fair market value of our common stock on the grant date. The option grant, which was to commence vesting after one year of continuous service and was to be fully vested after seven years of continuous service, was intended to align Mr. Garrick’s interests with those of our stockholders. To further incentivize Mr. Garrick, his employment agreement provided the vesting of portions of these stock options would accelerate if the Company’s common stock traded at or above $20, $30 and $40 per share, respectively, for more than 90 consecutive days.

The compensation for Steven Humphreys, Mr. Garrick’s predecessor, remained fixed at $300,000 in fiscal 2003, pursuant to his October 2001 employment agreement. Mr. Humphreys was not awarded any bonus or stock options in fiscal 2003.

Submitted by the Compensation Committee

of the Board of Directors

William Crowell, Chairman

Clifford Gundle

Montague Koppel

James E. Ousley

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent public accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2003 with the Company’s management and the independent accountants;

•	discussed with Deloitte & Touche LLP, the Company’s independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the independent public accountants their independence, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission; and

•	instructed the independent public accountants that the Audit Committee expects to be advised if there are any subjects that require special attention.

Submitted by the Audit Committee

of the Board of Directors

Richard White, Chairman

Montague Koppel

James E. Ousley

PERFORMANCE GRAPH

From April 6, 2000 until our change in domicile on February 6, 2003, our predecessor, ActivCard S.A., maintained a listing on the Nasdaq National Market for its American depositary shares (ADSs). On February 7, 2003, ActivCard S.A. terminated the ADS listing and we listed our common stock on the Nasdaq National Market at that time. The following graph compares the cumulative total stockholder return on the ActivCard ADSs from April 6, 2000 through February 6, 2003, and on our common stock from that time through December 31, 2003, with the cumulative total return of (i) the Nasdaq National Market System Composite Index (Nasdaq Composite) and (ii) the Nasdaq National Market System Computer Index (NAS/NMS Computer) over the same periods. This graph assumes an initial investment of $100 and the reinvestment of any dividends. The comparisons in the graph below are based upon historical data and may be not indicative of future performance of our common stock.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG ACTIVCARD,

THE NASDAQ COMPOSITE INDEX

AND THE NASDAQ COMPUTER INDEX

	4/6/2000	12/31/2000	12/31/2001	12/31/2002	12/31/2003
ActivCard	100	33	23	21	20
Nasdaq Composite	100	58	46	31	47
NAS/NMS Computer	100	52	39	25	38

PROPOSAL No. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of nine directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors has unanimously nominated the following persons for election to the Board of Directors:

Yves Audebert	Richard A. Kashnow
Ben C. Barnes	Montague Koppel
William Crowell	James E. Ousley
John A. Gordon	Richard White
Clifford Gundle

The nominees have indicated that they are willing and able to serve as directors. If any of these nominees become unable or unwilling to serve, the accompanying proxy may be voted for the election of another person designated by the Board of Directors. The proxies being solicited will be voted for no more than nine nominees at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

The Board of Directors recommends a vote “for” the election of the nominees identified above.

PROPOSAL No. 2

APPROVAL OF ADOPTION OF 2004 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the 2004 Equity Incentive Plan (the “2004 Plan”). The 2004 Plan was adopted by the Board in June 2004 and will become effective only after approval of the stockholders at the Annual Meeting. The number of shares that may be issued under the 2004 Plan will equal the number of shares available for issuance under the Company’s 2002 Stock Option Plan (the “2002 Plan”). Accordingly, approval of the 2004 Plan will not result in any increased dilution to our stockholders. As of the Record Date, options to purchase approximately 6 million shares were outstanding under the 2002 Plan and approximately 2.3 million shares were then available for issuance under that plan. To the extent that options granted under the 2002 Plan expire unexercised, the shares underlying these options will then become available for grant under the 2004 Plan. If 2004 Plan is approved at the Annual Meeting, the Company will make no further option grants under the 2002 Plan after that date.

The Board approved the 2004 Plan because it allows for various types of equity-based awards, such as restricted stock, restricted stock units and stock appreciation rights, that are not provided for under the 2002 Plan. Recent and proposed changes in the accounting treatment for stock options have made the use of these awards more attractive.

Summary of the 2004 Equity Incentive Plan

A copy of the 2004 Plan is attached to this Proxy Statement as Annex B. The following description of the 2004 Plan is a summary and is qualified by reference to the complete text of the 2004 Plan.

General

The purpose of the 2004 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2004 Plan (each, an “award”). Options granted under the 2004 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration.    The Compensation Committee of the Board will administer the 2004 Plan. The Compensation Committee may delegate to the Chief Executive Officer the authority to grant awards to non-executive level employees in accordance with guidelines established by the Board, and it may also delegate certain responsibilities to an employee of the Company (as applicable, the “Administrator”).

Eligibility.    Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2004 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves awards to be granted under the 2004 Plan. The Company intends the 2004 Plan to be a broad-based employee plan. As of the Record Date, the Company had approximately 240 employees and five non-employee directors who would be eligible to participate in the 2004 Plan.

Termination of Awards.    Generally, if an awardee’s services to the Company as an employee, consultant or director terminates other than for death, disability or for “cause,” vested awards will remain exercisable for a period of 90 days following the awardee’s termination. Unless otherwise provided for by the Administrator in the award agreement, if an awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee’s vested awards shall be exercisable for one year following the awardee’s death or disability, or if earlier, the expiration of the term of such award. Certain awards granted to non-employee directors under the 2004 Plan will remain exercisable for three years following the director’s termination of service or death or disability.

Nontransferability of Awards.    Unless otherwise determined by the Administrator, awards granted under the 2004 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution.

Stock Options

Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant of such option. The exercise price of an incentive stock option granted to a ten percent stockholder may not be less than 110% of the fair market value of our common stock on the date of such option. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq National Market.

Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified by the Administrator. The 2004 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same day sale, or, for optionees other than directors and executive officers, full recourse promissory note.

Term of Option.    The term of an option may be no more than ten years from the date of grant. The term of an incentive stock option granted to a ten percent holder may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, which entitle the recipient to receive an amount equal to the excess of the fair market value of a fixed number of shares covered by the exercised portion of the stock appreciation award on the date of exercise over the fair market value on the date of the grant. The amount due to the recipient may be paid in cash or in shares of our common stock. The grant or vesting of a stock appreciation right may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Stock Awards

The Administrator may grant stock awards in its discretion. The purchase price of a restricted stock award may not be less than the par value of the shares issuable under the stock award if required by applicable law. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Cash Awards

The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the award. The Administrator determines the terms, conditions and restrictions related to cash awards.

Right of Repurchase

If a stock option or stock award is subject to reverse vesting, the Company will have the right, during the seven months after the termination of an awardee, to repurchase any or all of the award shares that were unvested as of the date of that termination.

Adjustments on Changes in Capitalization, Merger or Change in Control

Changes in Capitalization.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off, extraordinary cash or other property dividend or similar change to the Company’s capital structure, appropriate adjustments will be made to:

•	the number and type of awards that may be granted under the 2004 Plan;

•	the number and type of options that may be granted to any individual under the 2004 Plan;

•	the terms of any stock appreciation award;

•	the purchase price of any stock award;

•	the option price and number and class of securities issuable under each outstanding option;

•	the repurchase price of any securities substituted for award shares that are subject to repurchase rights.

Any such adjustments will be made by the Board in its absolute discretion and any such decision will be final, binding and conclusive.

Merger or Change in Control.    Generally, outstanding awards under the 2004 Plan may be assumed, converted, replaced or substituted if any of the following corporate transactions occur (each, a “Fundamental Transaction”):

•	a merger or consolidation in which the Company is not the surviving corporation;

•	a merger in which the Company is the surviving corporation but after which the Company’s stockholders immediately prior to such merger cease to own their shares or other equity interest in the Company;

•	the sale of substantially all of the Company’s assets; or

•	the acquisition, sale, or transfer of more than 50% of the Company’s outstanding shares by tender offer or similar transaction.

In the event the successor corporation (if any) does not assume or substitute outstanding awards in connection with a Fundamental Transaction, the vesting with respect to such awards will accelerate so that the awards may be exercised before the closing of the Fundamental Transaction but then terminate. The Compensation Committee may also, in its sole discretion, elect to accelerate the vesting of any or all outstanding awards prior to the closing of any Fundamental Transaction, even if the successor corporation will assume such awards or provide for substitute awards. The vesting of certain options granted to non-employee directors will automatically accelerate immediately prior to any Fundamental Transaction, but then terminate to the extent not exercised by the non-employee director or assumed by the successor corporation.

In addition, the Board may also specify that certain other transactions or events constitute a “change in control” or “divestiture” and, in these cases, may take any one or more of the actions described above for a Fundamental Transaction and may also extend the exercise date of any award (but not beyond the original expiration date). The Board need not adopt the same rules for each award under the 2004 Plan or for each holder of an outstanding award. The vesting of certain options granted to non-employee directors will automatically accelerate immediately prior to any change in control.

In the event of a proposed dissolution or liquidation of the Company, the Board may cause Awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed but contingent on its completion.

Amendment and Termination of the 2004 Plan

The Board may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the 2004 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any award previously granted under the 2004 Plan without the written consent of the awardee. The 2004 Plan will terminate on June 28, 2014, unless terminated earlier by the Board.

Federal Income Tax Consequences of Options and Stock Awards Under the 2004 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS OR AWARDS OF RESTRICTED STOCK UNDER THE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

Stock Awards.    A recipient of a stock award has taxable income in the amount equal to the excess of the fair market value of the stock on the date it “vests” over any consideration paid for the common stock (the “spread”). Stock vests either when (i) it is no longer subject to a “substantial risk of forfeiture” (such as a requirement that the recipient retransfer shares at cost or some other material discount from fair market value upon cessation of employment) or (ii) the recipient has made an election under Section 83(b) of the Internal Revenue Code. The taxable income constitutes wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The recipient will have a basis in his or her shares equal to the value of the shares on the date they vest, and the holding period for the shares will date from vesting. In general, a sale of the shares will produce capital gain or loss which will be long term or short term depending on the period of time included in the recipient’s holding period, except that a recipient who makes a Section 83(b) election will not be entitled to any loss should the shares subsequently be forfeited back to the Company.

Options.    The grant of an option has no federal income tax effect on the optionee. Upon exercise of the option, unless the option was qualified as an incentive stock option as discussed below, the optionee is treated in the same manner as a recipient of a stock award.

Incentive Stock Options.    Like other options, the recipient of an “incentive stock option” does not recognize any income on the grant of the option. Unlike other transferees of shares, however, the optionee does not recognize income for “regular” tax purposes at the time the option is exercised. If the optionee does not dispose of the incentive stock option shares until at least one year after the date the incentive stock option was exercised and two years after the date the incentive stock option was granted, the only gain or loss the optionee will recognize for regular tax purposes will be the long-term capital gain or loss on the sale of the shares. However, any shares sold or otherwise disposed of before both of the holding period requirements have been met (a “disqualifying disposition”), will result in the gain being treated as ordinary income in an amount up to the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”). Any additional gain will be treated as capital gain or loss and as long-term or short-term depending on the holding period for the stock.

In addition to the regular tax consequences discussed above, the exercise of an incentive stock option can have material alternative minimum tax consequences. In general, the transfer of the shares pursuant to the incentive stock option will create alternative minimum taxable income in the same way that the exercise of other options would create regular taxable income. As a result, the exercise of an incentive stock option can result in substantial alternative minimum tax. The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if our common stock is used to pay all or part of the option price.

Stock Appreciation Rights.    Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the amount of cash (or the value of the shares) distributed to the recipient. Such income will be treated as wages subject to income and employment tax withholding. The Company will have a deduction equal to the income to the recipient.

Limitation on Deduction of Certain Compensation.    A publicly held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Internal Revenue Code. The Company will generally attempt to ensure that any awards under the 2004 Plan will qualify for deduction, but may not do so in every instance.

Plan Benefits

No awards will be granted under the 2004 Plan prior to its approval by our stockholders. Awards under the 2004 Plan will be granted at the discretion of the Compensation Committee, and accordingly, are not yet determinable. Benefits under the 2004 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants.

The 2004 Plan also provides that the Board may allow each non-employee director to apply any portion of his or her Board retainer, meeting or other fees otherwise payable in cash to the acquisition of a special option under the 2004 Plan. Each non-employee director who elects to participate in this program will receive an option to purchase a fixed number of shares of common stock at a price equal to one-third of the fair market value of our common stock on the date of grant, or such other amount determined by the Board. The number of shares that may be purchased under such an option will equal the value of the cash retainer fee to be forfeited by the non-employee director, divided by two-thirds of the fair market value of our common stock on the date of grant. For example, if a non-employee director wishes to apply $10,000 of his annual cash retainer fees to acquire such an option, and if the fair market value of our common stock is $10 per share on the date of the option grant, the non-employee director would receive, in lieu of his $10,000 cash retainer fee, an option to purchase 1,500 shares of common stock at a price of $3.33 per share. This option would be immediately exercisable.

Required Vote

Approval of the adoption of the 2004 Plan requires the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the Annual Meeting.

The Board of Directors recommends a vote “for” Proposal 2.

PROPOSAL No. 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Deloitte & Touche LLP (“D&T”) as the Company’s independent public accountants for the fiscal year ending December 31, 2004. D&T has audited ActivCard’s financial statements since 2002. Selection of the Company’s independent public accountants is not required to be submitted to a vote of the stockholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent public accountants. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain D&T and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, appoint different independent public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

We expect that representatives of D&T will be present at the Annual Meeting and will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee reviews audit and non-audit services performed by D&T as well as the fees charged by D&T for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on D&T’s independence. Additional information concerning the Audit Committee and its activities with D&T can be found in the following sections of this Proxy Statement: “Board Meetings and Committees” and “Report of the Audit Committee.”

Audit Fees

The following table summarizes the aggregate fees billed to ActivCard by D&T for the last two fiscal years.

Type of fees	Year ended December 31, 2003	Year ended December 31, 2002
Audit Fees (1)	$442,449	$308,000
Audit-Related Fees (2)	125,805	266,932
Tax Fees (3)	6,302	117,622
All Other Fees (4)	—	—

Total Fees	$574,556	$692,554

(1)	Fees for audit services billed in 2003 and 2002 consisted of:

•	Audit of the Company’s annual financial statements

•	Reviews of the Company’s quarterly financial statements

•	Statutory and regulatory audits, consents and other services related to Security and Exchange Commission (“SEC”) matters

(2)	Fees for audit-related services billed in 2003 and 2002 consisted of:

•	Services relating to our change of domicile

•	Financial accounting and reporting consultations

•	Sarbanes-Oxley Act advisory services

(3)	Fees for tax services billed in 2003 and 2002 consisted solely of tax compliance services. D&T rendered no tax planning advice during these years.
(4)	No other non-audit services were billed in 2003 or 2002.

In considering the nature of the services provided by the independent public accountants, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent public accountants and Company management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee has adopted a written charter that, among other things, requires the Audit Committee to pre-approve the rendering by our independent public accountants of audit or permitted non-audit services. All audit and non-audit services rendered by D&T in 2003 were pre-approved in accordance with Audit Committee guidelines. A copy of our Audit Committee charter was filed as an attachment to our proxy statement for our 2003 Annual Meeting of Stockholders and can be obtained upon request from the Secretary of the Company.

The Board of Directors recommends a vote “for” Proposal No. 3.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (510) 574-0100. The voting instruction sent to a street-name stockholder should provide information on how to request householding of future Company materials or separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders who wish to include a proposal in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders must deliver notice of the proposal to the Secretary of the Company at the Company’s principal executive offices not later than March 15, 2005. Notification of stockholder proposals must conform to the requirements established by the Securities and Exchange Commission. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. In addition, stockholders who wish to bring a proposal before the 2005 Annual Meeting of Stockholders must comply with the notification requirements set forth in our Bylaws by providing timely written notice of the proposal to the Company’s Secretary. The stockholder’s submission must include certain specified information concerning the proposal and information as to the stockholder’s ownership of Company common stock. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available in our SEC filings, which can be accessed online at www.sec.gov, or from the Secretary of the Company upon written request.

By Order of the Board of Directors

Blair Geddes

Secretary

Fremont, California

July 12, 2004

ANNEX A

NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted by the Board of Directors of ActivCard Corp.

(February 25, 2003)

Purpose

The purpose of the Nominating & Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of ActivCard Corp. (the “Company”) is to identify and approve individuals qualified to serve as members of the Board of the Company, select director nominees for each annual meeting of stockholders, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall meet the independence requirements of the Nasdaq Stock Market.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Identify individuals qualified to serve as members of the Board and approve all candidates for director to be nominated for election by the stockholders or to be elected by the Board.

2. Recommend to the Board directors for appointment to its committees and, as appropriate, recommend removal of directors from Board committees.

3. Recommend to the Board policies on Board composition and criteria for Board membership and continuation on the Board.

4. Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines and periodically review and recommend changes to the corporate governance guidelines as appropriate.

5. Cause to be prepared and recommend to the Board the adoption of a code of ethics and business conduct and periodically review and recommend changes to the code of ethics and business conduct as appropriate.

6. Review periodically the compliance with and enforcement of the corporate governance guidelines and code of ethics and business conduct by the Company’s senior executives.

7. Recommend to the Board as appropriate and oversee the conduct of any internal investigations of the conduct of senior executives of the Company other than an investigation commenced by the Audit Committee within the scope of the Audit Committee’s responsibilities.

8. Conduct an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

9. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

10. At least annually, review and reassess this Charter and, if appropriate, recommend proposed changes to the Board.

11. Make recommendations to the Board regarding issues of management succession.

A-1

Authority

By adopting this Charter, the board of directors delegates to the Committee full and exclusive authority to:

1. Perform each of the responsibilities described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other retention terms of such search firms, independent counsel and other advisers.

4. Obtain advice and assistance from internal legal or other advisors.

*    *    *

A-2

ANNEX B

2004 EQUITY INCENTIVE PLAN

of

ACTIVCARD CORP.

1. Purpose of this Plan

The purpose of this 2004 Equity Incentive Plan is to enhance the long-term stockholder value of ActivCard Corp. by offering opportunities to eligible individuals to participate in the growth in value of the equity of ActivCard Corp.

2. Definitions and Rules of Interpretation

2.1 Definitions.

This Plan uses the following defined terms:

(a) “Administrator” means the Board or the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d) “Award” means a Stock Award (e.g. restricted stock unit award), SAR, Cash Award, or Option granted in accordance with the terms of this Plan.

(e) “Award Agreement” means the document evidencing the grant of an Award.

(f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.

(h) “Board” means the Board of Directors of the Company.

(i) “Cash Award” means the right to receive cash as described in Section 8.3.

(j) “Change in Control” means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

(k) “Code” means the Internal Revenue Code of 1986.

(l) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(m) “Company” means ActivCard Corp., a Delaware corporation.

(n) “Company Director” means a member of the Board.

(o) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(p) “Director” means a member of the Board of Directors of the Company or an Affiliate.

(q) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s) “Effective Date” means the later of the date on which this Plan is approved by the Company’s stockholders and the date on which this Plan is approved by the Board.

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 18.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(cc) “Non-Employee Director” means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a Director does not in itself constitute employment for purposes of this definition.

(dd) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

(ee) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff) “Option” means a right to purchase Shares of the Company granted under this Plan.

(gg) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii) “Plan” means this 2004 Equity Incentive Plan of ActivCard Corp.

(jj) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(kk) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(ll) “SAR” or “Stock Appreciation Right” means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(mm) “Securities Act” means the Securities Act of 1933.

(nn) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(oo) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2 or, as determined by the Committee, a notional account representing the right to be paid an amount based on Shares.

(pp) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of this Plan.

(qq) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(rr) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(ss) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(tt) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2 Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

3. Shares Subject to this Plan; Term of this Plan

3.1 Number of Award Shares. The Shares issuable under this Plan shall only be those Shares available for grant under the Company’s 2002 Stock Option Plan (including Shares which were subject to previous awards under the 2002 Stock Option Plan but which become available for subsequent grant under the terms of the 2002 Stock Option Plan). The number of Shares initially reserved for issuance over the term of this Plan shall be increased by those Shares that are restored pursuant to the decision of the Board or Committee pursuant to Section 6.4(a) to deliver only such Shares as are necessary to award the net Share appreciation. Except as required by applicable law, Shares shall not reduce the number of Shares reserved for issuance under this Plan until the earlier of the date such Shares are vested pursuant to the terms of the applicable Award or the actual date of delivery of the Shares to the Awardee. Also, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

3.2 Source of Shares. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3 Term of this Plan

(a) This Plan shall be effective on, and Awards may be granted under this Plan on and after the Effective Date.

(b) Subject to the provisions of Section 14, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company’s stockholders approve this Plan. Accordingly, Awards may not be granted under this Plan after the ten-year anniversary of the earlier of those dates.

4. Administration

4.1 General

(a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within the guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code.

4.2 Authority of the Board or the Committee. Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:

(a) grant Awards, including Substitute Awards;

(b) determine the Fair Market Value of Shares;

(c) determine the Option Price and the Purchase Price of Awards;

(d) select the Awardees;

(e) determine the times Awards are granted;

(f) determine the number of Shares subject to each Award;

(g) determine the methods of payment that may be used to purchase Award Shares;

(h) determine the methods of payment that may be used to satisfy withholding tax obligations;

(i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) modify or amend any Award;

(k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) interpret this Plan and any Award Agreement or document related to this Plan;

(n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q) determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

(r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

(s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3 Scope of Discretion. Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 14.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5. Persons Eligible to Receive Awards

5.1 Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2 Section 162(m) Limitation.

(a) Options and SARs. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more SARs and Options within any fiscal year of the Company under this Plan to purchase more than 700,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment pursuant to Section 10, (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding anything to the contrary in Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or of the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that my be granted to any individual under this Section 5.2. Notwithstanding anything herein to the contrary, a new Employee of the Company or an Affiliate shall be eligible to receive up to a maximum of 1,200,000 Shares under Options in the calendar year which they commence employment, or such compensation calculated with reference to such number of Shares under SARs, subject to adjustment pursuant to Section 10.

(b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code.

6. Terms and Conditions of Options

The following rules apply to all Options:

6.1 Price. Except as specifically provided herein, no nonstatutory Option may have an Option Price less than the par value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3 Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4 Form and Method of Payment.

(a) The Board or Committee shall determine the acceptable form and method of payment for exercising an Option. So long as variable accounting pursuant to “APB 25” does not apply and the Board or Committee otherwise determines there is no material adverse accounting consequence at the time of exercise, the Board or Committee may require the delivery in Shares for the value of the net appreciation of the Shares at the time of exercise over the exercise price. The difference between full number of Shares covered by the exercised portion of the Award and the number of Shares actually delivered shall be restored to the amount of Shares reserved for issuance under Section 3.1.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7 Repricings. Options may not be repriced, replaced or regranted through cancellation or modification without stockholder approval.

7. Incentive Stock Options.

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

(h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j) An Incentive Stock Option may only be modified by the Board.

8. Stock Appreciation Rights, Stock Awards and Cash Awards

8.1 Stock Appreciation Rights. The following rules apply to SARs:

(a) General. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Exercise of SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR shall be paid in cash, Shares or a combination thereof, over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

(c) Nonassignability of SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(d) Substitute SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 9) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(e) Repricings. A SAR may not be repriced, replaced or regranted, through cancellation or modification without stockholder approval.

8.2 Stock Awards. The following rules apply to all Stock Awards:

(a) General. The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid, whether Shares are to be delivered at the time of grant or at some deferred date specified in the Award Agreement (e.g. a restricted stock unit award agreement), whether the Award is payable solely in Shares, cash or either and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

(c) Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(d) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

(e) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity.

Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substituted Stock Award shall be effective on the effective date of the acquisition.

8.3 Cash Awards. The following rules apply to all Cash Awards:

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

9. Exercise of Awards

9.1 In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2 Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

9.3 Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4 Termination

(a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), (d) and (e) after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the ninety (90) days after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d) Divestiture. If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e) Administrator Discretion. Notwithstanding the provisions of Section 9.4 (a)-(e), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

(i) Extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

(ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

(f) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10. Certain Transactions and Events

10.1 In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 14.3.

10.2 Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash or other property dividend or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3 Fundamental Transactions. Except for grants to Non-Employee Directors pursuant to Section 11 herein, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (c) the sale of all or substantially all of the assets of the Company, or (d) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Fundamental Transaction”), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares held by the participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 10.3, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction or event, but then terminate. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Award Shares subject to vesting or right of repurchase shall accelerate or lapse, as the case may be, upon a transaction described in this Section 10.3. If the Committee exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to participants under the foregoing provisions of this Section 10.3, in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

10.4 Changes of Control. The Board may also, but need not, specify that other transactions or events constitute a “Change in Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (b) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything in this Plan to the contrary, in the event of an involuntary Termination of services for any reason other than death, disability or Cause, within 18 months following the consummation of a Fundamental Transaction or Change in Control, any Awards, assumed or substituted in a Fundamental Transaction or Change in Control, which are subject to vesting conditions and/or the right of repurchase in favor of the Company or a successor entity, shall accelerate fully so that such Award Shares are immediately exercisable upon Termination or, if subject to the right of repurchase in favor of the Company, such repurchase rights shall lapse as of the date of Termination. Such Awards shall be exercisable for a period of three (3) months following termination.

10.5 Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards of Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or Awardee.

10.6 Dissolution. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything herein to the contrary, in the event of a dissolution of the Company, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the dissolution.

10.7 Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event set forth in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then, at the election of the Awardee, to such extent, one or more of those steps shall not be taken and payments shall not be made.

11. Non-Employee Director Awards and Non-Employee Director Fee Option Grants

11.1	Non-Employee Director Awards.

(a) General. Awards may be granted pursuant to this Section 11.1 to: (i) each Non-Employee Director who is first elected or appointed to the Board at any time after the Effective Date, and, (ii) commencing in 2004, on the date of each annual meeting of stockholders, each individual who is to continue serving as a Non-Employee Director, provided, however, that such individual has served as a Non-Employee Director for at least six (6) months. Subject to this Section 11.1, the Committee shall determine the terms of each such Award, including, without limitation, the type of Award, the number of Shares subject to such Award, the Option Price and Purchase Price, as applicable, of any such Awards, and the time or times at which any such Awards may be exercised.

(b) Termination of Service. The following provisions shall govern the exercise of any Awards granted pursuant to Section 11.1 held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director, Employee or Consultant:

(i) In General. Except as otherwise provided in Section 10.3, after cessation of service (the “Cessation Date”), the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three years after such Cessation Date, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(ii) Death or Disability. If an Awardee’s cessation of service is due to death or disability (as determined by the Board), all Awards of that Awardee, to the extent exercisable upon such Cessation Date, may be exercised for three years after the Cessation Date, but in no event after the Expiration Date. In the case of a cessation of service due to death, an Award may be exercised as provided in Section 16. In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(c) Board Discretion. The Awards under this Section 11.1 are not intended as the exclusive Awards that may be made to Non-Employee Directors under this Plan. The Board may, in its discretion, amend the Plan with respect to the terms of the Awards herein, may add or substitute other Awards or may temporarily or permanently suspend Awards hereunder, all without approval of the Company’s stockholders.

11.2 Director Fee Option Grants

(a) Option Grants. The Board shall have the sole and exclusive authority to determine the calendar year or years for which the Director fee option grant program (the “Director Fee Option Program”) is to be in effect. For each such calendar year the program is in effect, each Non-Employee Director may elect to apply all or any portion of the retainer, meeting or other fees otherwise payable in cash, for his or her service on the Board for that year, to the acquisition of a special Option grant under this Director Fee Option Program. Such election must be filed with the Company’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each Non-Employee Director who files such a timely election shall automatically be granted an Option under this Director Fee Option Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

(b) Option Terms. Each Option shall be a Nonstatutory Option governed by the terms and conditions specified below.

(i) Exercise Price.

A. The Purchase Price shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per Share on the Option grant date or such other amount as determined by the Board.

B. The Purchase Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4 of this Plan. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Purchase Price must be made on the date that the Option is exercised.

(ii) Number of Option Shares. The number of Shares subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66 2/3%), where

X is the number of Option Shares,

A is the portion of the annual retainer fee subject to the Non-Employee Director’s election, and

B is the Fair Market Value of a Share on the option grant date.

(iii) Exercise and Term of Options. The Option shall be immediately exercisable.

(iv) Termination of Board Service. Should the Awardee cease Board service for any reason (other than death or permanent disability) while holding one or more Options under this Director Fee Option Program, then each such Option shall remain exercisable, for any or all of the Shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (x) the expiration of the ten (10)-year Option term or (y) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

(v) Death or Permanent Disability. Should the Awardee’s service as a Board member cease by reason of death or permanent disability, then each Option held by such Awardee under this Director Fee Option Program may be exercised until the earlier of (x) the expiration of the ten (10)-year option term or (y) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

Should the Awardee die after cessation of his or her Board service but while holding one or more Options under this Director Fee Option Program, then each such Option may be exercised, for any or all of the shares for which the Option is exercisable at the time of the Awardee’s cessation of Board service (less any Shares subsequently purchased by the Awardee prior to death), by the personal representative of the Awardee’s estate or by the person or persons to whom the Option is transferred pursuant to the Awardee’s will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the Option shall terminate, upon the earlier of (xx) the expiration of the ten (10)-year Option term or (yy) the three (3)-year period measured from the date of the Awardee’s cessation of Board service.

11.3 Certain Transactions and Events

(a) In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

(b) In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

(c) Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Fundamental Transaction, the successor corporation may, in connection with the assumption of the outstanding Options granted pursuant to Section 11, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Fundamental Transaction.

(d) The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e) The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

11.4 Limited Transferability of Options. Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee’s lifetime to one or more members of the Awardee’s family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee’s former spouse, to the extent such assignment is in connection with the Awardee’s estate or financial plan or pursuant to a Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee’s death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following the Awardee ‘s death.

12. Withholding and Tax Reporting

12.1 Tax Withholding Alternatives

(a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

12.2 Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13. Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14. Amendment or Termination of this Plan or Outstanding Awards

14.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

14.2 Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

14.3 Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.

15. Reserved Rights

15.1 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

15.2 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16. Special Arrangements Regarding Award Shares

16.1 Escrow of Stock Certificates. To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

16.2 Repurchase Rights

(a) General. If a Stock Award is subject to vesting conditions, the Company shall have the right, during the seven months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. The repurchase price shall be determined by the Administrator in accordance with this Section 16.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Purchase Price for the Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.

(b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

17. Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

18. Miscellaneous

18.1 Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.

18.2 Determination of Value. Fair Market Value shall be determined as follows:

(a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

18.3 Reservation of Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

18.4 Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

18.5 Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

ACTIVCARD CORP.

PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

—  August 9, 2004  —

The undersigned hereby appoints Ben C. Barnes and Yves Audebert or any of them, each with power of substitution, as proxies to represent the undersigned at the 2004 Annual Meeting of Stockholders of ActivCard Corp. (the “Company”), to be held on Monday, August 9, 2004 at 10:00 a.m., local time, at 6623 Dumbarton Circle, Fremont, California, and any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE BOARD NOMINEES, FOR THE ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

(continued on reverse)

1.	Election of directors, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, the following nine nominees: Yves Audebert; Ben C. Barnes; William Crowell; John A. Gordon; Clifford Gundle; Richard A. Kashnow; Montague Koppel; James E. Ousley and Richard White.

☐  FOR ALL

☐  AGAINST ALL

☐  FOR ALL EXCEPT AS NOTED BELOW *

*	to withhold authority to vote for a particular nominee, write that nominee’s name on the line above

2.	Adoption of 2004 Equity Incentive Plan.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.	Ratification of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2004.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or continuation thereof.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Signature	Date
Title:

Signature	Date
Title:

(continued from other side)